                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant     /X/

Filed by a Party other than the Registrant     /_/

Check the appropriate box:

/_/      Preliminary Proxy Statement
/X/      Definitive Proxy Statement
/_/      Definitive Additional Materials
/_/      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/_/      Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))

                                 PTN Media, Inc.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/_/      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

    (1)  Title of each class of securities to which transaction applies:
         Common Stock, par value $.0001 per share

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

/_/ Fee paid previously with preliminary materials.

    /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing Party:
    (4)  Date Filed:

                                 PTN MEDIA, INC.
                      455 EAST EISENHOWER PARKWAY, SUITE 15
                            ANN ARBOR, MICHIGAN 48108
                                 (734) 327-0579

                                                                   July 24, 2000

Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PTN Media, Inc. (the "Company"), to be held at 10:00 a.m., Central Time, on August 15, 2000, at the Ann Arbor Sheraton Inn, 3200 Boardwalk, Ann Arbor, Michigan 48108.

     At the meeting, you will be asked to consider and vote upon (i) the election of one Director of the Company to serve for a one year term; (ii) a proposal to change the name of the Company from PTN Media, Inc. to Fashionwindow.com, Inc.; (iii) a proposal to approve the Company's Year 2000 Stock Option Plan; and (iv) the appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent public accountants for the year ending December 31, 2000.

     The vote of every stockholder is important. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we urge you to sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                          Very truly yours,

                                          Peter Klamka
                                          Chairman of the Board and
                                          Chief Executive Officer

                                 PTN MEDIA, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
PTN Media, Inc.:

     The Annual Meeting of Stockholders of PTN Media, Inc. (the "Company") will be held on August 15, 2000, at 10:00 a.m., Central Time, at the Ann Arbor Sheraton Inn, 3200 Boardwalk, Ann Arbor, Michigan 48108 for the following purposes:

     1. To elect a Director to serve a one year term;

     2. To approve a proposal to change the name of the Company from PTN Media, Inc. to Fashionwindow.com, Inc.;

     3. To consider and vote upon a proposal to approve the Company's Year 2000 Stock Option Plan;

     4. To ratify the appointment of Merdinger, Fruchter, Rosa & Corso, P.C. as the Company's independent public accountants for the year ending December 31, 2000; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 14, 2000, as the record date for determination of those stockholders who will be entitled to notice of and to vote at the meeting and any adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors

                                          Peter Klamka
                                          Secretary

Ann Arbor, Michigan
July 24, 2000

                                 PTN MEDIA, INC.
                          455 EAST EISENHOWER, SUITE 15
                            ANN ARBOR, MICHIGAN 48108

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

                               GENERAL INFORMATION

PROXY SOLICITATION

     This Proxy Statement is furnished to the holders of the Common Stock, $.001 par value per share (the "Common Stock"), of PTN Media, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on August 15, 2000 at 10:00 a.m. (Central Time), at the Ann Arbor Sheraton Inn, 3200 Boardwalk, Ann Arbor, Michigan 48108 and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At present, the Board of Directors knows of no other business which will come before the meeting.

     This Proxy Statement is being mailed on or about July 24, 2000. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke their proxies at any time before being voted. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified thereon. If no instructions are given, the proxies will be voted FOR the election as Director of the person nominated by the Board of Directors; FOR the proposal to change the name of the Company from PTN Media, Inc. to Fashionwindow.com, Inc.; FOR the proposal to approve the Company's Year 2000 Stock Option Plan; and FOR the ratification of the appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2000.

RECORD DATE AND VOTING RIGHTS

     Only Stockholders of record at the close of business on July 14, 2000 (the "Record Date") are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or adjournments thereof. Only holders of Common Stock will be entitled to vote at the Annual Meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting. A total of 4,545,662 shares of Common Stock of the Company were outstanding as of July 14, 2000.

     Votes cast at the meeting will be tabulated by persons appointed as inspectors of election of the meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as "present" at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum. Abstentions will also be counted for purposes of determining the presence of a quorum at the Annual Meeting.

     The affirmative vote by holders of a plurality of the shares of Common Stock represented at the Annual Meeting is required for the election of Directors and a majority of the shares present at the Annual Meeting and entitled to vote is required to change the name of the Company from PTN Media, Inc. to Fashionwindow.com, Inc., for the approval of the Company's Year 2000 Stock Option Plan and for the ratification of Merdinger, Fruchter, Rosen & Corso, P.C. as the company's independent public accountants.

     A list of Stockholders entitled to vote at the Annual Meeting will be available at the Company's office, 455 East Eisenhower Parkway, Suite 15, Ann Arbor, Michigan 48108, during business hours, for a period of 10 days prior to the Annual Meeting for examination by any Stockholder. Such list will also be available at the Annual Meeting.

QUORUM

     The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on July 14, 2000 is necessary to constitute a quorum at the Annual Meeting.

PROPOSAL 1--ELECTION OF A DIRECTOR

     At the meeting, one director, Peter Klamka, is to be elected to serve for a term of one year. Mr. Klamka will serve until the next Annual Meeting or until his successor is elected.

     The shares represented by the enclosed Proxy will be voted for the election of the nominee named below. Mr. Klamka is a member of the present Board. If Mr. Klamka becomes unavailable to stand for re-election for any reason or if a vacancy on the Board shall occur before the election (which events are not anticipated), the holders of the Proxy may vote for such other person in accordance with their best judgment, but not more than one person may be voted to serve as director.

     The following table sets forth information oncerning the nominee:

NAME OF NOMINEE                                    AGE       PRINCIPAL OCCUPATION FOR PAST TEN YEARS
------------------------------------------------   ---   ------------------------------------------------
Peter Klamka....................................   31    Mr. Klamka has been the Chairman of the Board
                                                         and Chief Executive Officer of the Company since
                                                         its inception in May 1997. From 1990 to 1991,
                                                         Mr. Klamka was employed as an analyst with
                                                         Credit Lyonnais. From 1991-1993, he was employed
                                                         by DMA Holdings, a private investment company
                                                         that invested in and acquired automotive parts
                                                         suppliers. From 1993-1994, Mr. Klamka was the
                                                         owner and sole stockholder of General Display.
                                                         In 1994, Mr. Klamka founded Wilshire Fragrance
                                                         where he served as Chief Executive Officer.
                                                         Mr. Klamka received his Bachelor of Arts degree
                                                         from the University of Michigan.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                           THE NOMINEE LISTED ABOVE.

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES OF THE BOARD AND EXECUTIVE
                                    OFFICERS

MEETINGS OF THE BOARD OF DIRECTORS

     During the Company's fiscal year ended December 31, 1999, the Board of Directors held two meetings and acted one time by unanimous written consent.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 (a) of the Securities Exchange Act of 1934, and the rules issued thereunder, the Company's directors and executive officers and beneficial owners of more than 10% of the Company's Common Stock are required to file certain reports within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities. Based solely on a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that during the Company's fiscal year ended December 31, 1999, all of its executive officers and directors complied with the requirements of Section 16(a).

EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation paid to the Chief Executive Officer of the Company (the "Named Executive Officer") for the three fiscal years ended December 31, 1999. No executive officer of the Company received compensation in excess of $100,000 during such years.

                                                                                                  LONG TERM COMPENSATION
                                                                                                    AWARDS--SECURITIES
                                                                                  OTHER ANNUAL         UNDERLYING
NAME AND PRINCIPAL POSITION                      YEAR    SALARY($)    BONUS($)    COMPENSATION    OPTIONS(#)/WARRANTS(#)
----------------------------------------------   ----    ---------    --------    ------------    ----------------------
Peter Klamka(1) ..............................   1999     $45,000        $0            $0                 250,000
Chairman of the Board and                        1998     $50,000        $0            $0                       0
Chief Executive Officer                          1997     $     0        $0            $0                  16,666

------------------
(1) Mr. Klamka has an oral agreement with the Company to receive a base salary of $100,000 per year and such other compensation as the Board of Directors shall designate. During 1998, Mr. Klamka was issued 16,666 shares of Common Stock as compensation for services in 1997. Mr. Klamka has waived any additional salary payable to him for services provided during the year ended December 31, 1997, and has stated to the Company that he expects to waive any further salary payable to him for the foreseeable future, although no assurance thereof can be given by him.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table sets forth the grants of stock options made during the fiscal year ended December 31, 1999 to the Named Executive Officer. No stock appreciation rights were granted during such year.

                                INDIVIDUAL GRANTS

                                 NUMBER OF SECURITIES    PERCENT OF TOTAL OPTIONS
                                 UNDERLYING OPTIONS      GRANTED TO EMPLOYEES
NAME                               GRANTED(#)            IN FISCAL YEAR              EXERCISE PRICE ($/SH)     EXPIRATION
------------------------------   --------------------    ------------------------    ---------------------    ------------
Peter Klamka..................          250,000                     67%                      $4.50            October 2009

        OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

     The following table sets forth information concerning option exercises and option holdings for the fiscal year 1999 with respect to the Named Executive Officer. The Named Executive Officer did not exercise any options during such year.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                              UNDERLYING UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS
                                                 VALUE          AT FISCAL YEAR END(#)              AT FISCAL YEAR END(#)
NAME                        SHARES ACQUIRED    REALIZED($)    EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE(1)
-------------------------   ---------------    -----------    ------------------------------    ----------------------------
Peter Klamka.............                 0            0        250,000 exercisable/              $343,750 exercisable/
                                                                   0 unexercisable                  $0 unexercisable

------------------
(1) Based on the Company's market price on December 31, 1999.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of July 14, 2000, by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director of the Company and each nominee for election as a director and (iii) all directors, nominees for director and executive officers as a group.

                                                                                    NUMBER         PERCENTAGE
                                                                                  OF SHARES(1)    BENEFICIALLY OWNED(2)
                                                                                  ------------    ---------------------
Peter Klamka(2)................................................................     2,100,874                47%
Chris H. Gioradano(3)..........................................................       418,240               9.4%
Claudia Schiffer(4)............................................................       269,682                 6%
American Nortel Communicatiors, Inc.(5)........................................       250,000               5.6%
All officers and directors as a group (2 persons)..............................     2,519,114              56.4%

------------------

(1) Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(2) Based on 4,545,662 shares issued and outstanding on July 14, 2000.

(2) Mr. Klamka's business address is the same as that of PTN Media, Inc.

(3) Mr. Giordano's business address is Four Dogwood Court, West Patterson, New Jersey 07424.

(4) Ms. Schiffer's business address is c/o Peter Klamka, 455 East Eisenhower Parkway, Suite 15, Ann Arbor, Michigan 48108.

(5) American Nortel Communications, Inc.'s business address is 7201 East Camelback Road, Suite 320, Scottsdale, Arizona 85251.

EMPLOYMENT AGREEMENTS

     The Company does not have any employment or other written agreement with Peter Klamka or any other executive officer. Mr. Klamka has an oral agreement with the Company to receive a base salary of $100,000 per year and such other compensation as the Board of Directors shall designate.

LIMITS ON LIABILITY AND INDEMNIFICATION

     The Company's Certificate of Incorporation eliminates the personal liability of its directors to the Company and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Certificate of Incorporation further provides that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

             PROPOSAL 2--PROPOSAL TO CHANGE THE NAME OF THE COMPANY

WHAT AM I VOTING ON?

     A proposal to change the name of the Company from PTN Media, Inc. to Fashionwindow.com, Inc.

     The Board of Directors has unanimously approved, and recommends for adoption by stockholders at the Annual Meeting, an amendment to Article First of the Company's Certificate of Incorporation to change the name of the Company to Fashionwindow.com, Inc.

     The Board of Directors believes that the adoption of the proposed amendment of the Certificate of Incorporation is in the best interests of the Company and the stockholders because the Board believes that, although the PTN Media name has served the Company well, the name Fashionwindow.com, Inc. better reflects the business of the Company as an interactive media provider of fashion branded content. The Company's online destination that provides content related fashion, style, beauty and entertainment over the Internet, Fashionwindow.com [www.fashionwindow.com] is expanding its editorial content and adding more celebrity relationships and new innovative features. Accordingly, the Board of Directors is proposing that Article First of the Certificate of Incorporation be amended to change the name of the Company to "Fashionwindow.com, Inc ."

     The change of the Company's name will not affect in any way the validity of currently outstanding stock certificates. Stockholders will not be required to surrender or exchange any stock certificates that they currently hold.

     The full text of Article First of the Certificate of Incorporation, as proposed to be amended, is as follows:

     "FIRST: The name of the Corporation is Fashionwindow.com, Inc."

     The affirmative vote of the holders of the majority of the shares of Common Stock present in person or represented and entitled to vote is required for the approval of Proposal 2.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                          YOU VOTE FOR THE NAME CHANGE.

PROPOSAL 3--PROPOSAL TO APPROVE THE COMPANY'S YEAR 2000 STOCK OPTION PLAN

     On June 22, 2000, the Board of Directors adopted the PTN Media, Inc. Year 2000 Stock Option Plan for officers and key employees, advisers and consultants of the Company and its subsidiaries. The principal features of the Plan, as amended, are summarized below, but such summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit A.

     Under the Plan, up to an aggregate of 750,000 shares of the Company's Common Stock may be issued pursuant to stock options, subject to adjustment in the case of certain corporate transactions.

     The options may be either options intended to qualify as "incentive stock options", as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options. The per share exercise price of options granted under the Plan may not be less than 100% of the fair market value of a share of the Company's Common Stock on the date of grant. Shares of Common Stock acquired under the Plan may be treasury shares, including shares purchased in the open market for the use in the Plan, newly issued shares, or a combination thereof.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the Plan to be effective.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                            FOR APPROVAL OF THE PLAN.

PROPOSAL 4--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Merdinger, Fruchter, Rosen & Corso. P.C. has been appointed by the Board, subject to stockholders ratification, to serve as the Company Independent Public accountant for the 2000 fiscal year. They have no financial interest, either direct or indirect, in the Company.

     A representative of Merdinger, Fruchter, Rosen & Corso, P.C. will be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented and entitled to vote is required for the approval of Proposal 3.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
             APPOINTMENT OF MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                     AS THE COMPANY'S INDEPENDENT AUDITORS.

                              STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company in the Year 2001 must be received by the Company no later than March 19, 2001 for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                  ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, and the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2000 are being mailed with this proxy statement.

                                          By Order of the Board of Directors

                                          /s/ PETER KLAMKA
                                          Secretary

Dated: July 24, 2000

                                                                       EXHIBIT A

                                PTN MEDIA, INC.
                           YEAR 2000 STOCK OPTION PLAN

1. ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

     PTN Media, Inc. hereby establishes the PTN MEDIA, INC. YEAR 2000 STOCK OPTION PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of PTN Media, Inc. (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options, including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code, in any combination (collectively, "Options").

2. DEFINITIONS

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

          (a) "Board" shall mean the Board of Directors of the Corporation.

          (b) "Change in Control" shall mean: (i) an acquisition of the Corporation, which in the sole discretion of the Board immediately prior to such acquisition, is determined to be an acquisition hostile to, and not in the best interests of, the stockholders of the Corporation, or (ii) an acquisition of fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities by any person (other than Peter Klamka), as such term is used in Sections 13(d) and 14(d)(ii) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (iii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Corporation.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

          (d) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

          (e) "Common Stock" shall mean shares of the Corporation's common stock, $.0001 par value.

          (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (g) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Common Stock is publicly traded, then Fair Market Value shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on a system established by the National Association of Securities Dealers, Inc. ("Nasdaq System"), or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and, provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq System, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

          (h) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Option granted pursuant to the Plan.

          (i) "Grant Date" shall mean the date on which the Committee formally acts to grant an Option to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

          (j) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

          (k) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

          (l) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (m) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3. ADMINISTRATION

          (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board. The Plan shall be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 10 of the Plan.

     Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

     The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

          (b) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe Grant Agreements evidencing such Options and establish programs for granting Options. The

     Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

              i) determine the eligible persons to whom, and the time or times at which Options shall be granted,

              ii) determine the types of Options to be granted,

             iii) determine the number of shares to be covered by each Option,

              iv) impose such terms, limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate,

              v) modify, extend or renew outstanding Options, accept the surrender of outstanding Options and substitute new Options, provided that no such action shall be taken with respect to any outstanding Option which would adversely affect the grantee without the grantee's consent, and

              vi) accelerate or otherwise change the time in which an Option may be exercised, in whole or in part, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option following termination of any grantee's employment.

     The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

          (c) Limited Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

          (d) Indemnification. To the maximum extent permitted by law, the members of the Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

          (e) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4. SHARES AVAILABLE FOR THE PLAN: MAXIMUM AWARDS

     Subject to adjustments as provided in Section 9 of the Plan, the shares of stock that may be delivered or purchased under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 750,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Options to be awarded under the Plan, subject to adjustments as provided in Section 9 of the Plan. If any Option, or portion of an Option, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Option shall thereafter be available for further Options under the Plan unless such shares would not be deemed available for future Options pursuant to Section 16 of the Exchange Act.

5. PARTICIPATION

     Participation in the Plan shall be open to all employees, advisers, consultants, officers and directors of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation. To the extent necessary to comply with Rule 16b-3 or to constitute an "outside director" within the meaning of Section 162(m) of the Code, and only in the event that Rule 16b-3 or Section 162(m) of the Code is applicable to the Plan or an Option awarded thereunder, Committee members shall not be eligible to participate in the Plan while members of the Committee.

     Options may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Option made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such person in that year or subsequent years.

6. STOCK OPTIONS

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The Options granted shall be subject to the following terms and conditions.

          (a) Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Committee may from time to time determine.

          (b) Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Committee; provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted.

          (c) Payment. Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment of the exercise price shall be made in cash (or cash equivalents acceptable to the Committee) or by such other means as the Committee may prescribe. The Corporation may make or guarantee loans to grantees to assist grantees in exercising Options.

     The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

          (d) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee. In no event shall an Option be exercisable less than six months nor more than ten years from the date it is granted. Prior to the exercise of the Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

          (e) Restrictions on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or another plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under
     Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options (taking Options into account in the order in which they were granted) shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

     The exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such Option shall not exceed five years.

     Incentive stock options shall only be issued to employees of the Corporation or of a Parent or Subsidiary of the Corporation.

          (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time. No Option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such Option.

7. WITHHOLDING OF TAXES

     The Corporation may require, as a condition to any exercise of an Option under the Plan or a Grant Agreement (hereinafter referred to as a "taxable event"), that the grantee pay to the Corporation, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

8. TRANSFERABILITY

     To the extent required to comply with Rule 16b-3, and in any event in the case of an incentive stock option, no Option granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

9. ADJUSTMENTS; BUSINESS COMBINATIONS

     In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options made under the Plan, and in any other matters which relate to Options and which are affected by the changes in the Common Stock referred to above.

     In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

     In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement (i) each grantee shall have the right to exercise his Option at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

10. TERMINATION AND MODIFICATION OF THE PLAN

     The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted; including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan.

     The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such Option as so modified or amended. No modification may be made that would materially adversely affect any Option previously made under the Plan without the approval of the grantee.

11. NON-GUARANTEE OF EMPLOYMENT

     Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

12. TERMINATION OF EMPLOYMENT

     For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Options, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

13. WRITTEN AGREEMENT

     Each Grant Agreement entered into between the Corporation and a grantee with respect to an Option granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

14. NON-UNIFORM DETERMINATIONS

     The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

15. LIMITATION ON BENEFITS

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

16. LISTING AND REGISTRATION

     If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any Nasdaq System or under any law, of shares subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part and no restrictions on such Option shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

17. COMPLIANCE WITH SECURITIES LAWS

     The Corporation may require that a grantee, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as, that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

18. GOVERNING LAW

     The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws rules and principles.

19. PLAN SUBJECT TO CERTIFICATE OF INCORPORATION AND BY-LAWS

     This Plan is subject to the Certificate of Incorporation and By-Laws of the Corporation, as they may be amended from time to time.

20. EFFECTIVE DATE; TERMINATION DATE

     The Plan is effective as of June 22, 2000, the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months of such date. Unless previously terminated, the Plan shall terminate on the close of business on June 22, 2010, ten years from the effective date. Subject to other applicable provisions of the Plan, all Options granted under the Plan prior to termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

                                PTN MEDIA, INC.
                     455 EAST EISENHOWER PARKWAY, SUITE 15
                            ANN ARBOR, MICHIGAN 48108

                            ------------------------
                                 REVOCABLE PROXY
                            ------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PTN MEDIA, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 15, 2000 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     The undersigned hereby appoints Peter Klamka as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of Common Stock of PTN Media, Inc. held of record by the undersigned on July 14, 2000, at the Annual Meeting of Stockholders to be held on August 15, 2000, or any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present as indicated below.

SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE NOMINEE, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Company called for August 15, 2000, a Proxy Statement for the Annual Meeting, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, and the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000.

          THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

The Board of Directors recommends that you vote FOR the Nominee, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4.

(1) ELECTION OF DIRECTOR: Nominee: Peter Klamka

                                          For [ ]    Against [ ]     Abstain [ ]

(2) To approve a proposal to change the name of the Company to
    Fashionwindow.com, Inc.
                                          For [ ]    Against [ ]     Abstain [ ]

(3) To consider and vote upon a proposal to approve the Company's 2000 Stock Option Plan.

                                          For [ ]    Against [ ]     Abstain [ ]

(4) To ratify the appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2000.

                                          For [ ]    Against [ ]     Abstain [ ]

If you plan to attend the Annual Meeting please check the following box: [ ]

THIS PROXY HAS BEEN MADE AVAILABLE TO:

Signature
---------------------------------------------

Signature
---------------------------------------------

Number of Shares
---------------------------------------------

Date
---------------------------------------------

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title. Please mark, sign, date, and promptly return this proxy card using the enclosed envelope.